THE PARNASSUS FUNDS

Quarterly Report September 30, 2007

The Funds that do well by doing good

Parnassus Fund
Parnassus Workplace Fund
Parnassus Small-Cap Fund
Parnassus Mid-Cap Fund

THE PARNASSUS FUNDS

November 2, 2007

“Common sense is not so common.”

–Voltaire

DEAR SHAREHOLDER:

We thought we would start this quarter’s shareholder report with a quote from Voltaire that captures a lot about our investment philosophy. While the French philosopher didn’t manage a mutual fund, at least to our knowledge, his observation about the shortage of common sense applies to the stock market. The stock market is an erratic creature: it can move up 4% one day and down 3% the next. The economic value of the companies that make up the market probably did not collectively increase in value by 4% in a day and decline by 3% the next. What did change was people’s perception of their values. Short-term traders who move the markets on a day-to-day basis react to headlines and make snap judgments. These decisions are often based on emotion, instead of reason and common sense. Over time, however, business fundamentals play out, and the long-term market values of companies are based on the quality of their businesses.

This is where common sense comes in. We have always tried to invest in good businesses at reasonable prices. We believe that such companies, over time, will appreciate faster than weak companies trading at high prices. This may sound like common sense (and it is), but this way of investing is, well, not so common. For example, during the dot-com era of the late 1990s, many investors put their money in unproven businesses at high prices, companies such as Webvan and Pets.com. Paying a high price for a business of questionable value is anything but common sense, but investors at the time saw stock prices soar and didn’t want to be left out. Investors would buy a stock and hope that the momentum of the stock would allow them to sell it to someone else at a higher price. When this game of musical chairs stops, the underlying fundamentals of those businesses aren’t there to support the high prices.

Even today, there are investment firms that believe the growth rate of a company is the most important attribute of a good investment. We think it’s important to find companies that are growing faster than the rest of the economy. However, we believe that it is just as important to invest in a company that can consistently make money and can be bought at a reasonable price. At Parnassus, we believe the best way to make good returns for our shareholders is to use our common sense and judgment to find good companies at reasonable prices.

The Parnassus Funds • September 30, 2007        1

Parnassus California Tax-Exempt Fund

In September, we announced our decision to liquidate our California Tax-Exempt Fund. We’ve realized that running a single-state municipal bond fund was not at the core of what we wanted to do and it was time to wind things down. For those of you invested in that fund, we thank you for being shareholders and hope that you will consider other Parnassus Mutual Funds.

Capital Gain Distributions

This year, we plan on distributing capital gains to shareholders on November 16, 2007, for the funds that have an accumulated capital gain. At the time of this writing, we estimate that all of the funds will be distributing a capital gain. As we come closer to the distribution date, we’ll post the final amounts per share for all the funds on the Parnassus website.

Parnassus Digest

We currently publish these shareholder reports four times a year. We try to explain our investment strategy in plain language, and overall, we get pretty good feedback on our reports. In addition to these quarterly reports, we now occasionally post on our website a fund update we call the Parnassus Digest. Typically two pages, the Digest covers various aspects of the funds, including our views of the market, and spotlights portfolio companies. You can find it at www.parnassus.com. We hope you enjoy it.

Enclosed are the portfolio manager reports for the Parnassus Fund, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund. We’re happy to report good performance for the third quarter, with all four funds beating both their principal stock market benchmarks and the average returns of their mutual fund peer groups defined by Lipper.

Yours truly,

Jerome L. Dodson	Stephen J. Dodson

President	Executive Vice President and Chief Operating Officer

2        The Parnassus Funds • September 30, 2007

THE PARNASSUS FUND

Dear Shareholder:

As of September 30, 2007, the net asset value per share (NAV) of the Parnassus Fund was $40.88, so the total return for the third quarter was 3.08%. This compares to returns of 2.03% for the Standard & Poor’s 500 Index (“S&P 500”), 1.43% for the Lipper Multi-Cap Core Average and 3.98% for the Nasdaq Composite Index (“Nasdaq”).

For the year-to-date, I’m happy to report that we’re ahead of all three benchmarks. The Fund is up 12.83% since the first of the year, compared to 9.13% for the S&P 500, 9.41% for the Lipper average and 12.48% for the Nasdaq. Below is a table comparing the performance of the Parnassus Fund to that of the S&P 500, the Lipper average and the Nasdaq over the past one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended September 30, 2007	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS FUND	19.46%	10.80%	13.91%	5.14%	1.02%	1.00%

S&P 500 Index	16.44%	13.16%	15.46%	6.57%	NA	NA

Lipper Multi-Cap Core Average	17.00%	13.50%	15.56%	7.19%	NA	NA

Nasdaq Composite Index	20.52%	13.38%	18.95%	5.34%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Price Index, also known as the S&P 500 Index and the Nasdaq Composite Index are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, through April 30, 2008.

The Parnassus Funds • September 30, 2007        3

Analysis

Four companies each cost the Fund 11¢ or more on the NAV. There was no pattern to the losers, which included an insurance stock, a retailer, an energy firm and a software company. Fortunately, nine winners overwhelmed the losers, giving us a strong quarter. The winners also came from varied industries including retail, health care, technology, energy and real estate.

The stock that hurt us the most was the Tower Group, sinking from $31.90 to $26. for a loss of 17.9% and a drop of 19¢ for each fund share. Tower is an insurance company that specializes in small businesses, and in my opinion, the stock dropped because of two misperceptions: that it had substantial investments in sub-prime mortgages and that its insurance rates were declining. In fact, Tower has no sub-prime mortgages in its investment portfolio and its premium rates are actually going up not down. We’ve taken advantage of the weakness in Tower’s stock price to add more shares. We’re confident that this issue will move higher.

Retailer Tuesday Morning saw its stock price plunge 27.3% from $12.36 to $8.99, slicing 15¢ off the NAV. Trouble in the housing sector hurt sales of home furnishing items, and the company had to cut prices. We continue to hold the stock, as we think it’s trading at bargain levels.

Shares of W&T Offshore dropped 12.9% from $27.99 to $24.38 for a decrease of 15¢ per fund share. The company’s main business is oil and gas exploration and production in the Gulf of Mexico. W&T’s production in the third quarter was lower than expected because of bad weather, delays in rig scheduling and slower ramp-in production for properties acquired last year.

ACI Worldwide had a decline of 16.3% in its stock price from $26.71 where we bought it during the quarter to $22.35 for a loss of 13¢ for each Parnassus share. ACI is an electronic payment software and service provider. Customers have been slow to upgrade to the latest version of its software, and benefits from its restructuring program have yet to materialize. We’re holding on to the stock, since we think it’s trading at bargain levels.

This quarter’s big winner was Whole Foods, which advanced 27.8%, soaring from $38.30 to $48.96, thereby making a contribution of 40¢ for each Parnassus share. In the last quarterly report, Whole Foods was featured as one of the losers, but now it’s the biggest winner in the portfolio.

4        The Parnassus Funds • September 30, 2007

Whole Foods was a high flyer in 2005, trading close to $80 a share at the end of the year. The stock started falling in early 2006, working its way down to the 40s by the end of that year. The company’s growth rate started to decline and margins moved lower, as more competition developed in the organic and natural foods business. We started buying the stock around $45 a share early this year, as growth investors moved out of the issue. I figured that the stock had hit bottom, having fallen from $80 to $45 a share for a loss of 44%. Instead of forming a nice bottom, the stock continued sinking, and in our June 30 quarterly report, we pointed out that the stock fell to $38.30 for a loss of another 15%. The stock finally did hit bottom on July 27 when it went to $36.00 a share. Growth kept slowing and margins kept dropping. The company reached an agreement to buy a competitor, Wild Oats, which would give the company another opportunity for growth. However, the Federal Trade Commission (FTC) sued to block the merger, and things looked bad for Whole Foods.

Things started to change in the third quarter. Sales growth improved and so did margins. The FTC lost in federal court, and the merger was completed, giving Whole Foods the possibility of a lot more growth.

Invacare, a maker of wheelchairs and other home medical equipment, rose 23.6% from $18.33 to $22.65 where we sold it during the quarter for a gain of 28¢ on the NAV. The company reported second quarter earnings that beat expectations with higher revenue and operating income as well as substantial progress in its cost-cutting initiatives. Increased revenue in Europe and higher sales of home oxygen devices were two important factors in the turnaround.

Cisco Systems contributed 25¢ to each fund share, as its stock climbed 18.9% from $27.85 to $33.11. Strong global demand for networking equipment caused the company to increase its revenue growth forecast from the previous target of 10-15% to a range of 12-17%. Cisco also announced an additional authorization of $5 billion for stock buybacks, signaling optimism for the company’s future.

The Parnassus Funds • September 30, 2007        5

Citrix Systems climbed 19.8% during the quarter from $33.67 to $40.32, adding 24¢ to the NAV. The company introduced an upgraded version of its core product, PresentationServer, and demand has been strong.

OmniVision, a manufacturer of cell phone cameras, posted a substantial 25.5% gain in its stock price as it rose from $18.11 to $22.73 for an increase of 21¢ for each Parnassus share. Strong demand for higher-resolution cameras and a better pricing environment improved earnings during the quarter.

Intel’s shares increased a modest 8.8% from $23.76 to $25.86, but because we own so many shares, it moved the NAV 19¢ higher. The company increased its guidance for the third quarter, due to stronger worldwide demand for personal computers and market share gains at the expense of AMD.

Invitrogen boosted each Parnassus share by 15¢ with a 10.8% gain in its stock from $73.75 to $81.73. The company provides research tools in kit form and other research products and services to government agencies, corporations and universities involved in molecular biology research. Streamlining of its product line and redirection of its sales force resulted in higher revenues.

Apache Corporation saw a 10.4% increase in its stock price, rising from $81.59 to $90.06 for a gain of 13¢ on the NAV. The company’s earnings increased on higher oil prices and higher production. Production was also strong from its natural gas fields in Egypt. (Apache supports a program to build schools for young girls in Egypt. Details are in the Social Notes section.)

ProLogis is a real estate investment trust (REIT) that develops and manages industrial properties associated with international distribution networks such as port and rail facilities. The stock gained 16.9% from $56.92 where we bought it during the quarter to $66.35 at the end for an increase of 11¢ for each fund share. Strong earnings from increased global trade moved the stock higher.

6        The Parnassus Funds • September 30, 2007

THE PARNASSUS WORKPLACE FUND

As of September 30, 2007, the net asset value per share (NAV) of the Parnassus Workplace Fund was $18.81, so the total return for the third quarter was 3.41%. This compares to a return of 2.03% for the S&P 500 and 1.43% for the average multi-cap core fund followed by Lipper.

For the year-to-date, the Fund also beat both benchmarks, gaining 10.32%, compared to 9.13% for the S&P 500 and 9.41% for the Lipper Multi-Cap Core Average. Below is a table comparing the performance of the Parnassus Workplace Fund to that of the S&P 500 and the Lipper Average for the one-year period, the period since inception and the period since September 30, 2005. We included the period since September 30, 2005, because that was about the time when the Fund first had the majority of its assets invested in stocks. Previously, most assets were in cash. You’ll notice that the Fund is substantially ahead of the benchmarks since September 30, 2005, but lags the benchmarks since inception on April 29, 2005. The reason is that the market shot up while the Fund was mostly in cash from April through September. Our idea was to start slowly and carefully, but Lady Luck was not with us as we waited on the sidelines.

Average Annual Total Returns for periods ended September 30, 2007	One Year	Since September 30, 2005	Since Inception on April 29, 2005	Gross Expense Ratio	Net Expense Ratio

WORKPLACE FUND	15.57%	14.03%	11.89%	4.05%	1.21%

S&P 500 Index	16.44%	13.61%	14.28%	NA	NA

Lipper Multi-Cap Core Average	17.00%	12.72%	14.80%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Price Index, also known as the S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, through April 30, 2008.

The Parnassus Funds • September 30, 2007        7

Analysis

Three companies in the portfolio counted for losses of 5¢ or more on the NAV. Two were banks that got caught in the sub-prime mortgage crisis. Although neither one had a large percentage of sub-prime loans in its portfolio, their stocks declined, along with those of most financial institutions.

First Horizons, a bank-holding company based in Tennessee, sliced 15¢ off the NAV, as its stock swooned 31.6% from $39.00 to $26.66. While the bank holds only a small amount of sub-prime loans, it had to increase its loan loss reserves last quarter by 56% because of questions about some construction and home-equity loans.

Valero Energy, the largest independent oil refiner in North America, dropped 9.0% from $73.86 to $67.18 for a loss of 6¢ for each fund share. The company earns its income from the “crack spread,” or the difference between the cost of crude oil and the price of refined products. Although oil prices remain high, the crack spread tightened during the quarter. Valero also lost some production when it had to temporarily shut down one of its large refineries due to a storm. Valero is a great place to work and regularly appears on Fortune’s annual list of the “100 Best Companies to Work For.”

Popular, Inc., parent of Puerto Rico-based Banco Popular, declined 23.6% in the quarter from $16.07 to $12.28 for a decrease of 6¢ on the NAV. The bank saw rising delinquencies and write-offs in its mortgage loan portfolio, but it remains well capitalized. With operations in both Puerto Rico and the U.S. mainland, Banco Popular is the largest Hispanic-owned bank in North America, and is in a good position to expand its business with the growing Hispanic population.

Fortunately, winners swamped the losers with nine companies each accounting for contributions of 5¢ or more to the NAV. As with the Parnassus Fund, the big winner was Whole Foods Market, Inc., which gained 27.8%, climbing from $38.30 to $48.96, while boosting the NAV by 20¢. Higher sales, better margins and the completion of the merger with Wild Oats moved the stock higher.

eBay added 9¢ to each fund share, as its stock surged 21.3% from $32.18 to $39.02. Core listings growth accelerated in Great Britain and Germany, and the company’s PayPal subsidiary had higher usage.

Citrix Systems contributed 9¢ to the NAV, as its stock climbed 19.8% during the quarter, going from $33.67 to $40.32. Demand has been strong for the new version of its core product, PresentationServer.

8        The Parnassus Funds • September 30, 2007

Intuit, maker of QuickBooks and TurboTax, contributed 7¢ to each fund share, even though the stock only rose 0.7% from $30.08 to $30.30. You may be wondering how it could help the NAV so much when it went up less than 1%. The answer is that we bought our shares when the stock price dipped during the quarter, so that our cost was only $27.83. We think the stock can move higher because of increasing sales of QuickBooks and TurboTax, as well as the introduction of QuickenHealth, which helps consumers manage medical expenditures.

Intel’s shares rose 8.8% from $23.76 to $25.86 for a contribution of 7¢ to each fund share. The company increased its guidance for the third quarter, due to stronger worldwide demand for personal computers and market share gains at the expense of AMD.

Johnson & Johnson contributed 6¢ per share to the Workplace Fund, with its shares rising 6.6% from $61.62 to $65.70. The company announced an increased number of shares in its stock buyback program, and this gave investors confidence in the company’s future performance.

Cisco Systems also added 6¢ to the NAV, with its stock climbing 18.9% from $27.85 to $33.11. Strong global demand for networking equipment caused the company to raise its forecast for growth in revenue.

Childcare-provider Bright Horizons Family Solutions added 5¢ to each fund share, as its stock climbed 10.1% from $38.91 to $42.84. Quarterly earnings beat expectations, rising 15% from the previous year. Revenue growth from new childcare centers is driving earnings growth.

Google rose 8.4% from $523.38 to $567.27 for a gain of 5¢ for each fund share. The company continues to dominate the market for web-search advertising with over 50% of all searches in the United States and 75% of all searches internationally.

The Parnassus Funds • September 30, 2007        9

THE PARNASSUS SMALL - CAP FUND

As of September 30, 2007, the net asset value per share (NAV) of the Parnassus Small-Cap Fund was $18.85, so the total return for the quarter was a loss of 1.57%. This compares to a loss of 3.09% for the Russell 2000 Index of smaller companies (“Russell 2000”) and a loss of 3.44% for the average small-cap fund followed by Lipper. Although we didn’t have a positive return for the quarter, we went down less than our benchmarks.

For the year-to-date, however, we did post a positive return of 5.07% compared to 3.16% for the Russell 2000 and 4.73% for the Lipper average. After several years when small-cap companies outperformed the larger-cap companies, the situation reversed in 2007. Below is a table comparing the performance of the Small-Cap Fund to that of the Russell 2000 and the Lipper Small-Cap Core Average for the one-year period, the period since inception and the period since September 30, 2005. We included the period since September 30, 2005, because that was about the time when the Fund first had a majority of its assets in stocks. Previously, most assets were in cash. You’ll notice that the Fund is ahead of the benchmarks since September 30, 2005, but lags since inception on April 29, 2005. The reason is that the market shot up while the Fund was mostly in cash from April through September. Our idea was to start investing slowly and carefully for the Fund, but timing was not on our side.

Average Annual Total Returns for periods ended September 30, 2007	One Year	Since September 30, 2005	Since Inception on April 29, 2005	Gross Expense Ratio	Net Expense Ratio

SMALL-CAP FUND	12.01%	14.69%	12.98%	3.05%	1.42%

Russell 2000 Index	12.34%	11.13%	16.32%	NA	NA

Lipper Small-Cap Core Average	13.40%	10.47%	15.01%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, through April 30, 2008.

10        The Parnassus Funds • September 30, 2007

Analysis

The stock that hurt the Small-Cap Fund the most was ACI Worldwide, which sank 20.3% from our cost of $28.05 to $22.35 for a loss of 24¢ on the NAV. The company provides electronic payment software and services, and customers have been slow to upgrade to the latest version of its software.

The Tower Group insurance company cost the Fund 16¢, as its stock sank 17.9% from $31.90 to $26.18. Investors have mistakenly assumed that Tower holds sub-prime mortgages and that its premium rates are declining when neither is the case. We have taken advantage of the decline to add more shares to our portfolio.

The stock of Restoration Hardware plunged 41.0% from $5.58 to $3.29 for a loss of 15¢ on the NAV. This home-furnishings retailer reported a loss of $7.9 million last quarter, because of weak sales and lower pricing caused by difficulties in the housing sector.

Shares of W&T Offshore dropped 12.9% from $27.99 to $24.38 for a loss of 12¢ for each fund share. The company’s oil and gas production in the Gulf of Mexico was lower than expected because of bad weather, delays in rig scheduling and slower ramp-up in production for properties acquired last year.

The biggest winner for the Fund was LifeCell, which contributed 19¢ to the NAV, as its stock climbed 23.0% from $30.54 to $37.57. The company provides tissue regeneration and cell preservation products such as dermal tissue graft AlloDerm, used in the treatment of third-degree burns and reconstructive surgery. The stock had been trading at depressed levels early this year because of investor concern about competitive products. As it turned out, AlloDerm was better than competing products and the shares moved higher.

O2Micro International added 15¢ to the NAV, as its stock soared 39.7% from $11.08 to $15.47 on rapidly increasing sales and earnings. The company designs, develops and markets semiconductors for power management and security applications and its products are of very high quality. Growing demand for chips that prolong battery life and for those with security applications have been driving sales higher. O2Micro has also taken market share from competitors.

The Parnassus Funds • September 30, 2007        11

FoxHollow Technologies contributed 15¢ to each fund share, as it moved up 24.8% from $21.24 to $26.50 where we sold it. The maker of medical equipment for use in cleaning arteries agreed to be purchased by ev3, another medical device firm.

Invacare, a maker of wheelchairs and other home medical equipment, rose 27.6% from $18.33 to $23.38 for a gain of 12¢ on the NAV. The company’s second quarter earnings beat expectations with higher revenue and operating income, primarily because of stronger sales in Europe and increased revenue from oxygen devices worldwide.

12        The Parnassus Funds • September 30, 2007

THE PARNASSUS MID - CAP FUND

As of September 30, 2007, the net asset value per share (NAV) of the Parnassus Mid-Cap Fund was $18.85, so the total return for the quarter was 0.96%. This compares to a loss of 0.39% for the Russell Midcap Index (“Russell Midcap”) and a loss of 3.28% for the average mid-cap value fund followed by Lipper. I’m happy to report that we had a positive return in a very difficult quarter for mid-cap funds, when the benchmarks showed negative returns.

For the year-to-date the Fund gained 8.58% compared to 9.48% for the Russell Midcap and 7.36% for the Lipper average. We were able to beat the performance of the average mutual fund in our peer group, but we lagged the Russell Midcap.

Below is a table comparing the performance of the Parnassus Mid-Cap Fund to that of the Russell Midcap Index and the Lipper Mid-Cap Value Average. The table includes average annual returns for the one-year period, for the period since inception on April 29, 2005 and for the period since September 30, 2005. We included the latter period, since that was about the time when the Fund was first substantially invested in stocks. Previously, most of the assets were in cash. You’ll notice that the Fund is ahead of the benchmarks since September 30, 2005, but lags the benchmarks since inception on April 29, 2005. The reason is that the market shot higher,

Average Annual Total Returns for periods ended September 30, 2007	One Year	Since September 30, 2005	Since Inception on April 29, 2005	Gross Expense Ratio	Net Expense Ratio

MID-CAP FUND	13.74%	14.33%	11.37%	5.31%	1.42%

Russell Midcap Index	17.87%	13.64%	17.76%	NA	NA

Lipper Mid-Cap Value Average	16.04%	12.39%	15.61%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, through April 30, 2008.

The Parnassus Funds • September 30, 2007        13

while the Fund was mostly in cash from April through September. Our idea was to start slowly and carefully, but our timing was not good, as the market moved sharply higher, while we were on the sidelines.

Analysis

Two companies cost the Fund 9¢ or more on the NAV, while four companies each contributed 9¢ or more to each fund share. The one that hurt us the most was Akamai Technologies, which cost us 18¢ per fund share. The company delivers Internet content for websites by monitoring traffic patterns and sending customer content by the fastest and most efficient routes possible. The stock dropped after Akamai reported that margins declined when several large customers renewed contracts for longer terms, but at lower prices. We think the stock will come back, since Akamai will remain the market leader and increased use of video on the Internet will drive increased demand for Akamai’s services.

Micron Technology lost 11.4% as its stock slumped from $12.53 to $11.10 to drive down the NAV by 9¢. Micron, a large manufacturer of dynamic random access memory chips (DRAMs), lost $158 million last quarter because DRAM prices dropped 75%. There is an oversupply of DRAMs, even though Microsoft’s new Vista operating system uses more memory.

The big winner for the Mid-Cap Fund was Whole Foods, which rose 27.8% from $38.30 to $48.96 for a gain of 21¢ for each fund share. Higher sales and better margins and the completion of the merger with Wild Oats moved the stock higher.

Citrix Systems gained 19.8% during the quarter, as its stock climbed from $33.67 to $40.32 for an increase of 12¢ to the NAV. The company introduced an upgraded version of its core product, PresentationServer, and demand has been strong.

Seagate Technology added 11¢ to each fund share as its stock moved up 17.5% from $21.77 to $25.58. The company makes disk-drives, and strong worldwide demand for personal computers has meant higher sales and better margins for Seagate.

Barr Pharmaceuticals rose 13.3% from $50.23 to $56.91 for an increase of 9¢ to the NAV. Through its merger with Croatia-based Pliva Pharmaceuticals, Barr has transformed itself into a global generic drug company that also has proprietary products.

14        The Parnassus Funds • September 30, 2007

OUTLOOK AND STRATEGY

It was quite an exciting third quarter—perhaps too exciting for many of us!

The July and August volatility in the capital markets took place not only in the United States, but also in Europe and Asia. What was the cause of all this commotion? The meltdown in the sub-prime mortgage market. Securities backed by mortgage loans made to people with poor credit lost much of their value, when many of these borrowers stopped making regular payments. I was not surprised when these securities lost value, but I was surprised at the international implications. London hedge funds and local German banks were forced into bankruptcy along with Bear Stearns-sponsored investment funds in New York. Australian municipalities lost millions because of investments in sub-prime U.S. mortgages. I would not have guessed that overseas financial institutions were investing so heavily in American sub-prime mortgages. It turned out that investors in Asia and Europe were just as aggressive as those in New York in going after the higher yields of the sub-prime market. Many hedge funds borrowed heavily to buy sub-prime paper, and when that paper lost its value and stopped paying interest, there was no way those funds could make payments on their loans.

All this turmoil in the sub-prime mortgage market caused lenders to pull back on making other kinds of loans as well–including those used to finance leveraged buyouts. Investors feared that this reduced lending would add to the troubles of an already weak housing market, and this weakness would spread to the stock market and to the general economy. By late July, the stock market was in retreat, and this retreat continued into August.

Strange things began to happen in August. The Dow Jones Industrials would go down 200 points one day, then up 100 points the next day. Soon, it would do the same thing within one trading day, losing 100 points in the morning, then making up the entire loss and gaining 100 more points by day’s end. On “down” days, investors thought that credit conditions would be very tight, that the housing market would get even worse and that all this weakness would spread to the overall economy. On “up” days, investors felt that the Federal Reserve would ease credit conditions, that the housing market would recover and that the overall economy would continue to perform pretty well.

My view was that all this turmoil offered some real bargains and presented a unique buying opportunity. I continued buying stocks through July and August. Here was my thinking. First, the sub-prime mortgage market is relatively small and probably would not infect the rest of the economy, which would remain reasonably strong. Second, if the economy looked as if it were headed for trouble, the Federal Reserve would step in and ease credit conditions. Third, stocks were pretty inexpensive by recent historical standards with a price/earnings ratio of only 16.2 based on 2007 earnings estimates for the companies in the S&P 500. Fourth, unemployment

The Parnassus Funds • September 30, 2007        15

remained very low (well under 5%), and outside of housing, the economy was growing nicely. Fifth, after two decades of experience as a portfolio manager, I was aware that the best buying opportunities come during a crisis.

As of the end of September, it looks as if this strategy has been correct. I know it’s hard to believe, but stocks actually moved higher in August. The S&P 500 gained 1.50% for the month, while the Parnassus Fund gained 3.61%, outperforming by over 2%. All four of the funds in this report outperformed their benchmarks.

One thing that helped us outperform amidst all this volatility was that we had very little exposure to financial stocks and homebuilders. When the sub-prime crisis came, the stocks that suffered the most were in those two sectors. At some point, banks and other financial stocks will be good investments, as will the homebuilders. However, we’re not ready to invest in them just yet, as there may be more downside. For the most part, we’re sticking to industrial companies with strong balance sheets.

The decline in home prices and the sub-prime mortgage crisis will definitely slow down the economy. Consumer spending could be weaker, but I’m not expecting a recession. Unemployment is below 5%, so almost everyone is working. Corporate earnings are generally good outside of homebuilders and financial institutions. On balance, the economy should get through the year in pretty good shape.

Although things look pretty stable since the Federal Reserve lowered the Fed funds rate on September 18 from 5.25% to 4.75%, stock market volatility may continue. We’ll use the “down” days to buy bargain-priced stocks. Although the roller-coaster ride may be a bit too exciting at times, I think most Parnassus shareholders won’t mind a few bumps in the road, as long as we get to the proper destination.

16        The Parnassus Funds • September 30, 2007

SOCIAL NOTES

Walgreen’s is a new addition to the Parnassus Fund and the Workplace Fund. The company has a remarkable record of hiring people with disabilities, providing training and a supportive workplace, which gives disabled people both an attractive income and self-respect that they otherwise might not have. Recently, an NBC Network News featured Walgreen’s for its program to hire autistic people. The company has also received awards for its progressive policies on gay and lesbian issues.

The company also rewards its employees with stock options. In 2000, when they opened their 3000th store, all employees–both full-time and part-time–received 100 stock options. In 2005, when they opened their 4000th store, the company again gave 100 stock options to each employee.

Mortgage-insurance company PMI recently received its green business certification from the Bay Area Green Business Program. For the last five years, the company has made environmental protection a priority, which has been cost-effective for the company. Its headquarters building in Walnut Creek, California exceeds the energy-efficiency standards of the State of California by 10%. The carpet is made of recycled materials and PMI collects paper, batteries, aluminum and light bulbs for reuse. The building’s solar power system generates enough electricity to power almost 100 homes 24 hours per day, saving $1.3 million and avoiding 1,000 tons of carbon dioxide emissions.

Apache Corporation supports a project called Springboard that helps build one-room schools for young girls in Egypt. These schools cost about $15-20,000 per school and can teach 30 girls at a time. As of mid-year, Apache Springboard schools had taught around 7,000 girls. They plan to build 100 schools over the long term.

Yours truly,

Jerome L. Dodson

President

The Parnassus Funds • September 30, 2007        17

THE PARNASSUS FUND

Summary Portfolio as of September 30, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
600,000	Intel Corp.	$15,516,000	$25.86	5.0%
310,000	Ciena Corp.	11,804,800	38.08	3.8%
240,000	Whole Foods Market Inc.	11,750,400	48.96	3.8%
140,000	Invitrogen Corp.	11,442,200	81.73	3.7%
423,054	Tower Group Inc.	11,075,554	26.18	3.6%
220,000	SLM Corp.	10,927,400	49.67	3.5%
325,000	Cisco Systems Inc.	10,760,750	33.11	3.5%
290,000	Texas Instruments Inc.	10,611,100	36.59	3.4%
115,000	Apache Corp.	10,356,900	90.06	3.4%
250,000	Citrix Systems Inc.	10,080,000	40.32	3.3%
120,000	Genentech Inc.	9,362,400	78.02	3.0%
360,000	W&T Offshore Inc.	8,776,800	24.38	2.8%
350,000	Omnivision Technologies Inc.	7,955,500	22.73	2.6%
1,250,000	Powerwave Technologies Inc.	7,700,000	6.16	2.5%
175,000	QUALCOMM Inc.	7,395,500	42.26	2.4%
300,000	Altera Corp.	7,224,000	24.08	2.3%
110,000	Chemed Corp.	6,837,600	62.16	2.2%
230,000	Akamai Technologies Inc.	6,607,900	28.73	2.1%
450,000	BEA Systems Inc.	6,241,500	13.87	2.0%
90,000	Valero Energy Corp.	6,046,200	67.18	2.0%
90,000	ProLogis	5,971,500	66.35	1.9%
160,000	Amdocs Ltd.	5,950,400	37.19	1.9%
200,000	Microsoft Corp.	5,892,000	29.46	1.9%
90,000	Ultra Petroleum Corp.	5,583,600	62.04	1.8%
150,000	Lincare Holdings Inc.	5,497,500	36.65	1.8%
220,000	ACI Worldwide Inc.	4,917,000	22.35	1.6%
75,000	Target Corp.	4,767,750	63.57	1.5%
170,000	Lowe’s Cos., Inc.	4,763,400	28.02	1.5%
130,000	Linear Technology Corp.	4,548,700	34.99	1.5%
135,000	J2 Global Communications Inc.	4,418,550	32.73	1.4%
130,000	Omnicare Inc.	4,306,900	33.13	1.4%
65,000	Johnson & Johnson	4,270,500	65.70	1.4%
130,000	PMI Group Inc.	4,251,000	32.70	1.4%
200,000	Applied Materials Inc.	4,140,000	20.70	1.3%
70,000	Barr Pharmaceuticals Inc.	3,983,700	56.91	1.3%
440,000	Tuesday Morning Corp.	3,955,600	8.99	1.3%
100,000	Bed Bath & Beyond Inc.	3,412,000	34.12	1.1%
175,000	Symantec Corp.	3,391,500	19.38	1.1%

18        The Parnassus Funds • September 30, 2007

Summary Portfolio as of September 30, 2007 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
120,000	Network Appliance Inc.	$3,229,200	$26.91	1.0%
340,000	ViroPharma Inc.	3,026,000	8.90	1.0%
170,000	Valeant Pharmaceuticals International Inc.	2,631,600	15.48	0.9%
90,000	Plantronics Inc.	2,569,500	28.55	0.8%
55,000	Best Buy Co., Inc.	2,531,100	46.02	0.8%
80,000	WR Berkley Corp.	2,370,400	29.63	0.8%
90,000	Corning Inc.	2,218,500	24.65	0.7%
60,000	Pharmaceutical Product Development Inc.	2,126,400	35.44	0.7%
70,000	Avocent Corp.	2,038,400	29.12	0.7%
80,000	Pfizer Inc.	1,954,400	24.43	0.6%
70,000	First Horizon National Corp.	1,866,200	26.66	0.6%
100,000	The Gap Inc.	1,844,000	18.44	0.6%
50,000	Steris Corp.	1,366,500	27.33	0.4%
30,000	Graco Inc.	1,173,300	39.11	0.4%
200,000	Lattice Semiconductor Corp.	898,000	4.49	0.3%
40,000	Cognex Corp.	710,400	17.76	0.2%
49,800	Cascade Microtech Inc.	494,016	9.92	0.2%
10,000	Bright Horizons Family Solutions Inc.	428,400	42.84	0.1%
25,000	DR Horton Inc.	320,250	12.81	0.1%
12,000	KB Home	300,720	25.06	0.1%
5,000	Walgreen Co.	236,200	47.24	0.1%
5,000	Intuit Inc.	151,500	30.30	0.1%

	Total common stocks	$306,979,090		99.2%
	Total short-term securities	$3,160,375		1.0%
	Other assets and liabilities	$(681,776)		-0.2%

	Total net assets	$309,457,689		100.0%

	Net asset value as of September 30, 2007	$40.88

The Parnassus Funds • September 30, 2007        19

THE PARNASSUS WORKPLACE FUND

Summary Portfolio as of September 30, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
6,000	Intuit Inc.	$181,800	$30.30	4.4%
5,000	Linear Technology Corp.	174,950	34.99	4.2%
2,200	Genentech Inc.	171,644	78.02	4.1%
4,000	QUALCOMM Inc.	169,040	42.26	4.1%
2,500	Johnson & Johnson	164,250	65.70	3.9%
6,000	Network Appliance Inc.	161,460	26.91	3.9%
3,000	Whole Foods Market Inc.	146,880	48.96	3.5%
5,500	First Horizon National Corp.	146,630	26.66	3.5%
5,500	Intel Corp.	142,230	25.86	3.4%
4,500	Microsoft Corp.	132,570	29.46	3.2%
1,800	Valero Energy Corp.	120,924	67.18	2.9%
3,000	Graco Inc.	117,330	39.11	2.8%
200	Google Inc.	113,454	567.27	2.7%
2,200	Nordson Corp.	110,462	50.21	2.7%
4,500	Pfizer Inc.	109,935	24.43	2.6%
2,500	Bright Horizons Family Solutions Inc.	107,100	42.84	2.6%
1,600	Target Corp.	101,712	63.57	2.4%
2,500	Citrix Systems Inc.	100,800	40.32	2.4%
2,000	Autodesk Inc.	99,940	49.97	2.4%
7,000	BEA Systems Inc.	97,090	13.87	2.3%
2,500	Texas Instruments Inc.	91,475	36.59	2.2%
3,500	Corning Inc.	86,275	24.65	2.1%
3,300	Xilinx Inc.	86,262	26.14	2.1%
1,500	AFLAC Inc.	85,560	57.04	2.1%
2,500	Bed Bath & Beyond Inc.	85,300	34.12	2.1%
900	3M Co.	84,222	93.58	2.0%
3,000	SEI Investments Co.	81,840	27.28	2.0%
4,000	Symantec Corp.	77,520	19.38	1.9%
2,000	Cisco Systems Inc.	66,220	33.11	1.6%
3,500	The Gap Inc.	64,540	18.44	1.6%
2,600	Altera Corp.	62,608	24.08	1.5%
500	International Business Machines Corp.	58,900	117.80	1.4%
1,500	eBay Inc.	58,530	39.02	1.4%

20        The Parnassus Funds • September 30, 2007

Summary Portfolio as of September 30, 2007 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
1,000	Walgreen Co.	$47,240	$47.24	1.1%
1,700	Yahoo! Inc.	45,628	26.84	1.1%
3,500	Popular Inc.	42,980	12.28	1.0%
1,500	Synovus Financial Corp.	42,075	28.05	1.0%
500	Costco Wholesale Corp.	30,685	61.37	0.7%
1,500	Timberland Co.	28,440	18.96	0.7%
400	Baldor Electric Co.	15,980	39.95	0.4%
900	Southwest Airlines Corp.	13,320	14.80	0.3%
100	Simpson Manufacturing Co., Inc.	3,185	31.85	0.1%

	Total common stocks	$3,928,986		94.4%
	Total short-term securities	$207,489		5.0%
	Other assets and liabilities	$24,646		0.6%

	Total net assets	$4,161,121		100.0%

	Net asset value as of September 30, 2007	$18.81

The Parnassus Funds • September 30, 2007        21

THE PARNASSUS SMALL-CAP FUND

Summary Portfolio as of September 30, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
12,000	LifeCell Corp.	$450,840	$37.57	5.4%
17,000	Tower Group Inc.	445,060	26.18	5.3%
4,500	Invitrogen Corp.	367,785	81.73	4.4%
15,000	W&T Offshore Inc.	365,700	24.38	4.4%
41,000	ViroPharma Inc.	364,900	8.90	4.3%
16,000	ACI Worldwide Inc.	357,600	22.35	4.3%
56,000	Powerwave Technologies Inc.	344,960	6.16	4.1%
9,000	Ciena Corp.	342,720	38.08	4.1%
22,000	Valeant Pharmaceuticals International Inc.	340,560	15.48	4.1%
5,000	Chemed Corp.	310,800	62.16	3.7%
13,000	K-Swiss Inc.	297,830	22.91	3.5%
10,300	Plantronics Inc.	294,065	28.55	3.5%
30,000	Tuesday Morning Corp.	269,700	8.99	3.2%
15,000	Build-A-Bear Workshop Inc.	266,400	17.76	3.2%
8,000	J2 Global Communications Inc.	261,840	32.73	3.1%
15,000	O2Micro International Ltd. (ADR)	232,050	15.47	2.8%
10,000	Omnivision Technologies Inc.	227,300	22.73	2.7%
40,000	Lattice Semiconductor Corp.	179,600	4.49	2.1%
4,500	Cymer Inc.	172,755	38.39	2.1%
4,000	Bright Horizons Family Solutions Inc.	171,360	42.84	2.0%
9,000	Cognex Corp.	159,840	17.76	1.9%
10,000	Integrated Device Technology Inc.	154,800	15.48	1.8%
3,000	Nordson Corp.	150,630	50.21	1.8%
6,000	Axcan Pharma Inc.	124,620	20.77	1.5%
6,000	Lifetime Brands Inc.	121,740	20.29	1.4%
3,500	PMI Group Inc.	114,450	32.70	1.4%
2,000	The Cooper Cos., Inc.	104,840	52.42	1.2%
3,500	Avocent Corp.	101,920	29.12	1.2%
30,000	Restoration Hardware Inc.	98,700	3.29	1.2%
2,500	Graco Inc.	97,775	39.11	1.2%
70,000	Zhone Technologies Inc.	83,300	1.19	1.0%
3,000	Steris Corp.	81,990	27.33	1.0%

22        The Parnassus Funds • September 30, 2007

Summary Portfolio as of September 30, 2007 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
4,000	Mitcham Industries Inc.	$77,120	$19.28	0.9%
4,000	The Talbots Inc.	72,000	18.00	0.9%
1,500	Baldor Electric Co.	59,925	39.95	0.7%
5,500	First Consulting Group Inc.	56,650	10.30	0.7%
5,000	Cascade Microtech Inc.	49,600	9.92	0.6%
2,000	Invacare Corp.	46,760	23.38	0.5%
10,000	Handleman Co.	30,500	3.05	0.4%
1,000	Network Appliance Inc.	26,910	26.91	0.3%
2,500	AirTran Holdings Inc.	24,600	9.84	0.3%

	Total common stocks	$7,902,495		94.2%
	Total short-term securities	$600,628		7.2%
	Other assets and liabilities	$(113,528)		-1.4%

	Total net assets	$8,389,595		100.0%

	Net asset value as of September 30, 2007	$18.85

The Parnassus Funds • September 30, 2007        23

THE PARNASSUS MID - CAP FUND

Summary Portfolio as of September 30, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
11,000	Akamai Technologies Inc.	$316,030	$28.73	4.8%
9,500	WR Berkley Corp.	281,485	29.63	4.3%
8,000	Linear Technology Corp.	279,920	34.99	4.2%
4,500	Barr Pharmaceuticals Inc.	256,095	56.91	3.9%
5,000	SLM Corp.	248,350	49.67	3.8%
4,000	Ultra Petroleum Corp.	248,160	62.04	3.7%
3,500	Sunoco Inc.	247,730	70.78	3.7%
5,000	Whole Foods Market Inc.	244,800	48.96	3.7%
8,000	Intuit Inc.	242,400	30.30	3.7%
6,000	Citrix Systems Inc.	241,920	40.32	3.7%
21,000	Micron Technology Inc.	233,100	11.10	3.5%
7,000	Omnicare Inc.	231,910	33.13	3.5%
2,700	Invitrogen Corp.	220,671	81.73	3.3%
8,000	Seagate Technology	204,640	25.58	3.1%
4,500	Amdocs Ltd.	167,355	37.19	2.5%
6,000	Network Appliance Inc.	161,460	26.91	2.4%
6,000	Altera Corp.	144,480	24.08	2.2%
4,000	Pharmaceutical Product Development Inc.	141,760	35.44	2.1%
3,000	Quicksilver Resources Inc.	141,150	47.05	2.1%
4,500	Endo Pharmaceuticals Holdings Inc.	139,545	31.01	2.1%
3,000	Best Buy Co., Inc.	138,060	46.02	2.1%
7,000	Symantec Corp.	135,660	19.38	2.0%
2,000	ProLogis	132,700	66.35	2.0%
9,000	BEA Systems Inc.	124,830	13.87	1.9%
3,000	Patterson Cos., Inc.	115,830	38.61	1.8%
3,000	Lincare Holdings Inc.	109,950	36.65	1.7%
4,000	Xilinx Inc.	104,560	26.14	1.6%
3,500	First Horizon National Corp.	93,310	26.66	1.4%
3,000	IMS Health Inc.	91,920	30.64	1.4%
2,000	Gannett Co., Inc.	87,400	43.70	1.3%
5,000	Integrated Device Technology Inc.	77,400	15.48	1.2%
1,500	Autodesk Inc.	74,955	49.97	1.1%
2,000	Microchip Technology Inc.	72,640	36.32	1.1%
2,000	Liz Claiborne Inc.	68,660	34.33	1.0%

24        The Parnassus Funds • September 30, 2007

Summary Portfolio as of September 30, 2007 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
1,500	St. Jude Medical Inc.	$66,105	$44.07	1.0%
1,500	Varian Medical Systems Inc.	62,835	41.89	0.9%
1,000	McKesson Corp.	58,790	58.79	0.9%
4,500	Popular Inc.	55,260	12.28	0.8%
9,000	Sun Microsystems Inc.	50,490	5.61	0.8%
1,400	Bed Bath & Beyond Inc.	47,768	34.12	0.7%
2,000	The Gap Inc.	36,880	18.44	0.6%
2,700	DR Horton Inc.	34,587	12.81	0.5%
500	Sysco Corp.	17,795	35.59	0.3%
400	McCormick & Co., Inc.	14,388	35.97	0.2%
150	NVIDIA Corp.	5,436	36.24	0.1%

	Total common stocks	$6,271,170		94.7%
	Total short-term securities	$215,481		3.3%
	Other assets and liabilities	$134,672		2.0%

	Total net assets	$6,621,323		100.0%

	Net asset value as of September 30, 2007	$18.85

The Parnassus Funds • September 30, 2007        25

THE PARNASSUS FUNDS
The Funds that do well by doing good

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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